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                                                                    EXHIBIT 23.1
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                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333- ) pertaining to the Vicor Corporation 2000 Stock Option and Incentive Plan of our report dated January 26, 2000, with respect to the consolidated financial statements and schedule of Vicor Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                               /s/   Ernst & Young LLP


Boston, Massachusetts
August 28, 2000


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